                                                                   Exhibit 10.10

In the top left hand corner there is the Mexican coat of arms surrounded by the words in Spanish "United Mexican States". Under this are the words in Spanish "Secretariat of Communications and Transport".

                                             UNDER-SECRETARIAT OF COMMUNICATIONS
                                                                      2.- 269/00

                                                       Mexico City, May 30, 2000

MR. RAUL DE JESUS ORTEGA IBARRA
Legal Representative of
Alestra, S de R.L. de C.V.
Av. Paseo de las palmas No. 405 - Piso 21
Col. Lomas de Chapultepec
11000, Mexico D.F.

         The official communication No. 2-268/00 dated May 30, 2000, is formally delivered herewith, whereby the Secretariat of Communications and Transport authorizes Alestra, S de R.L. de C.V. to provide local services in Mexico City, Monterrey N.L. and Guadalajara, Jal., in addition to the ones covered in the Concession Title to install, operate and develop a public telecommunications network granted to the company you represent on December 6, 1995, on the terms set forth in Attachment C, which forms an integral part of the Concession itself.

         The foregoing is in response to your request dated October 15, 1999, presented before this Agency of the Federal Government and on the basis of the favorable opinion issued by the Federal Telecommunications Commission, via Plenary Agreement No. P/280300/068 dated March 28, 2000.

                                 YOURS SINCERELY
                               THE UNDERSECRETARY

                               Illegible Signature

                                JORGE SILBERSTEIN

In the top left hand corner there is the Mexican coat of arms surrounded by the words in Spanish "United Mexican States". Under this are the words in Spanish "Secretariat of Communications and Transport".

                                            UNDER-SECRETARIAT OF COMMUNICATIONS
                                                                     2.- 269/00

                                                      Mexico City, May 30, 2000

MR. RAUL DE JESUS ORTEGA IBARRA
Legal Representative of
Alestra, S de R.L. de C.V.
Av. Paseo de las palmas No. 405 - Piso 21
Col. Lomas de Chapultepec
11000, Mexico D.F.

         In reply to your letter dated October 15, 1999, in which you requested authorization to provide additional services under the Concession Title to install, operate and develop a public telecommunications network (the Concession), granted to the company you represent on December 6, 1999, and taking into account the favorable opinion issued by the Federal Telecommunications Commission, via Plenary Agreement No. P/280300/068 dated March 28, 2000; based on article 7 of the Federal Telecommunications Law; 36 of the Organic Federal Public Administration Law; Condition 1.2 of the Concession, and 6, Section VIII, of the Interior Regulation of the Secretariat of Communications and Transport, Alestra, S de R.L. de C.V. (previously Sistemas Telefonicos de la Republica, S de R.L. de C.V.) is authorized to provide the local services in Mexico City, Monterrey N.L. and Guadalajara, Jal., in addition to the ones authorized in the Concession, in compliance with the provisions of Attachment C, which is affixed hereto and forms an integral part hereof.

                                 YOURS SINCERELY
                               THE UNDERSECRETARY

                               Illegible Signature

                                JORGE SILBERSTEIN

In the top left hand corner there is the Mexican coat of arms surrounded by the words in Spanish "United Mexican States". Under this are the words in Spanish "Secretariat of Communicantions and Transport".

Attachment C of the Concession Title for the installation, operation and exploitation of a public telecommunications network granted by the Federal Government through the Secretariat of Communications and Transport to Alestra, S de R.L. de C.V. on December 6, 1995.

C.1. Definition of terms. The terms used in this Attachment shall have the meaning given to them in the Concession or in the Law, as well as those that are expressly defined in this section.

        C.1.1 Local service area: this is the geographical area in which the Local Service is provided between users located in any point in the area, determined in the resolutions issued by the Commission to this regard and any that may be issued in the future.

        C.1.2 Commission: the Federal Telecommunications Commission

        C.1.3 Dedicated local link: medium of transmission provided for the exclusive use of the user between two specified points located within the same local service area.

        C.1.4 Interconnection: physical and logical connection between two public telecommunications networks that makes it possible to carry public switched traffic between the exchanges of the two networks. Interconnection allows the users of one of these networks to connect themselves and carry public switched traffic to the users of the other network and vice-versa, or to use services provided by the other network.

        C.1.5 Interoperability: technical features of the interconnected public telecommunications network, through which the provision of a specific service is guaranteed in a consistent and predictable manner, in terms of the functional delivery of services between networks.

        C.1.6 Basic technical plans: the Basic Signaling Technical Plan and the Basic Numbering Technical Plan, published in the Official Gazette of the Federation on June 21, 1996, and any others that may be issued by the Commission in the future, in compliance with the provisions of article 41 of the Law and of Rule Thirty-three of the Local Service Rules.

        C.1.7 Rules: the Local Service Rules published in the Official Gazette of the Federation on October 23, 1997, or any that may supplement or replace them in the future.

        C.1.8 Local service: the service by which public switched traffic is carried between users of the same exchange or between users of exchanges that form part of the same group of local service exchanges, which do not require the dialing of a local prefix to the long distance service, regardless of whether or not said public switched traffic is originated or terminated in a corded or cordless public telecommunications network and for which a rate is charged regardless of the distance.

        The group of local service exchanges referred to in the above paragraph should be understood as that which provides the service to the same local service area, and

In the top left hand corner there is the Mexican coat of arms surrounded by the words in Spanish "United Mexican States". Under this are the words in Spanish "Secretariat of Communicantions and Transport".

        C.1.9 Public switched traffic: any emission, transmission and reception of signs, signals, data, letters, images, voice, sound or information of any kind that is made through a public telecommunications network using both exchanges and numbering assigned and managed by the Commission for routing, in compliance with the Basic Numbering Technical Plan.

C.2 Service covered. The following services are covered in this Attachment:

        C.2.1 The local telephone service to residential and business users, in compliance with the interconnection and interoperability parameters and criteria set forth in the Rules and in this Attachment.

        C.2.2 The emission, transmission or reception of signs, signals, letters, images, voice, sound or information of any kind through the Network, including non-telephone services such as data, video, audio and videoconference.

        C.2.3 The sale or leasing of Network capacity for the emission, transmission or reception of signs, signals, letters, images, voice, sound or information of any kind.

        C.2.4 The commercialization of the acquired capacity of other public telecommunications network concession holders with which the Concession Holder has executed the corresponding agreements.

        C.2.5 Operator services authorized for local service concession holders, in compliance with the provisions of the Basic Numbering Technical Plan and the specific regulation issued to this end by the Commission.

        C.2.6 Provision of local dedicated links, in different formats and capacities.

        C.2.7 Value added services whose provision is made possible by the licensed public network and which must be registered before the Commission prior to their provision, in compliance with the provisions of article 33 of the Law, and

        C.2.8 Public telephone services, in compliance with the provisions of the Public Telephone Service, published in the Official Gazette of the Federation on December 16, 1996.

The services authorized in this Attachment are exhaustive, and therefore any other service that the Concession holder may seek to provide will require the respective express concession, permit or authorization of the Secretariat, in accordance with the provisions of the Law and other applicable provisions.

C.3 Criteria for interconnection with other public telecommunications networks. In compliance with the provisions of articles 42 and 43 of the Law and Rule Fifteen and Transitory Rule Nine

In the top left hand corner there is the Mexican coat of arms surrounded by the words in Spanish "United Mexican States". Under this are the words in Spanish "Secretariat of Communicantions and Transport".

of the Rules, the Concession holder must negotiate the interconnection conditions of its Network with any other public telecommunications network concession holders that request this.

Should the Concession holder fail to agree with another public telecommunications network concession holder authorized for the provision of the local service with regard to any of the applicable conditions for the interconnection of its network, including the respective rates, by the deadline set forth by law, the Commission shall resolve the matter on the basis of the following:

     a) The purposes of the Federal Government aimed at increasing the coverage and penetration of the telephone service, as well as to improve the quality and increase the diversity of services with more accessible prices and to the benefit of a greater number of users, and

     b) The services, capabilities or functions provided by the respective networks among themselves.

If, for any reason, the interchange of traffic between two networks does not justify the installation of an interconnection link between the networks involved, the local transit function may be used.

C.4 The provision of services subject matter hereof. The Concession holder must comply with the following terms in the provision of the services through its
Network:

        C.4.1 The Concession holder may install user access infrastructure of any capacity (broadband, narrowband, E0, NXE0, E1, NXE1, E3 or any other standard format) at the request of the users, and may offer the local service through said access, along with any of the services covered in condition C.2 hereof.

        C.4.2 As from the date on which the Concession holder begins providing the local service, it must present before the Commission, within 10
        (ten) working days of the end of each six-month period, a report indicating the areas in which it is able to provide said service, pointing out any advances made compared to the previous six-month period.

        The Concession holder must deal, in a non-discriminatory manner, with all requests made in the area in which it is able to provide the local service.

        C.4.3 Should the Concession holder attempt to offer the local service through any radio-electric spectrum frequency bands that may have been licensed to it or that may be licensed to it in the future, it must obtain the corresponding authorization from the Secretariat beforehand.

C.5 Provision of dedicated local links. Before the Concession holder grants, under any legal form, the use of dedicated local links, it must submit the contract projects for the approval of the Commission and register the respective rates. A clause must be included in said contracts where both parties agree to the capacity of the Commission to request any information with regard to

In the top left hand corner there is the Mexican coat of arms surrounded by the words in Spanish "United Mexican States". Under this are the words in Spanish "Secretariat of Communications and Transport".

the dedicated local links and to verify, on its own account or through an auditor, the type of traffic carried through the links, as well as the use and functioning thereof in the installations of users who have contracted services with the Concession holder. Also, said contract must contemplate causes of rescission in any cases in which a competent authority determines that one of the parties is violating a relevant legal, regulatory or administrative disposition.

C.6 Service of selection by pre-subscription of long distance carrier. In compliance with the provisions of Rule 12 of the Long Distance Service Rules, the Concession holder is obliged to install the service of selection by pre-subscription of long distance carrier in his exchanges.

Notwithstanding the above, the Concession holder shall be exempted from the obligation of providing its users with the service of selection by pre-subscription of long distance carrier, until the following conditions have been met in its corresponding local service area:

     a) The Concession holder must have been in commercial operation of the local service for a period of 5 (five) years, or

     b) The Concession holder obtains a market share of 25% (twenty-five percent) or more.

The conditions set forth above shall not apply to any local service areas in which the Concession holder has less than 3,000 (three thousand) lines installed.

Similarly, if the Concession holder provides the users of his local network with the basic long distance public telephone service, it must offer them rates that allow the service to be provided on satisfactory conditions of competition.

When, in the opinion of the Commission, the rates referred to in the above paragraph are substantially different from the ones offered by competing long distance carriers, such that the Concession holder obtains extraordinary benefits from the exception to the general criteria referred to in this section, the Commission shall nullify said exception and the Concession holder shall be obliged to offer its users the service of selection by pre-subscription of a long distance carrier.

C.7 Obligation of delivering the telephone number that identifies the call origin. The Concession holder must comply with the relevant provisions of section X of article 43 of the Law, as well as with the provisions set forth in the Basic Signaling Technical Plan. To this end, the Concession holder must send to the local or long distance service concession holder exchanges to which it sends switched public traffic, the information specified in said provisions, as well as information referring to the origin and destination subscriber number. Because of this, the Concession holder may not reoriginate long distance calls in order to deliver them as local calls, nor replace or include an "A" number that does not correspond to the call origin number.

C.8 Exclusive use of interconnection links contracted for traffic reception and routing. All switched public traffic carried between two local service concession holders, from one local service concession holder to a long distance carrier or from one long distance carrier to a local

In the top left hand corner there is the Mexican coat of arms surrounded by the words in Spanish "United Mexican States". Under this are the words in Spanish "Secretariat of Communications and Transport".

service concession holder must be carried through interconnection links, in compliance with the corresponding agreements, without modifying the origin and destination numbers, except in the cases authorized by the Commission.

C.9 Service operation and quality. Until such time as the specific quality standards for the provision of the local service are issued by the Commission, the Concession holder must comply with each and every one of the following minimum standards:

     C.9.1 The percentage of lines with failures must not exceed 4% (four percent).

     C.9.2 The percentage of lines repaired the same day on which the complaint is received must be at least 80% (eighty percent).

     C.9.3 The percentage of lines repaired within three days of the complaint being received must be at least 94% (ninety-four percent).

     C.9.4 The percentage of call attempts during the hour with peak traffic receiving the dial tone within 4 (four) seconds, must be at least 99% (ninety-nine percent).

     C.9.5 The percentage of local calls set up reaching their destination during the hour with peak traffic, without taking into account busy, no reply, incomplete dialing or non-existent number conditions, must be at least 97% (ninety-seven percent).

     C.9.6 The percentage of operator replies for the directory number information services and for receiving complaints shall be at least 92% (ninety-two percent).

     C.9.7 The percentage of local dedicated links installed in 20 (twenty) days, to which the Concession holder commits is at least 95% (ninety-five percent).

     C.9.8 The percentage of local dedicated links installed in 35 (thirty-five) days, to which the Concession holder commits is at least 99% (ninety-nine percent).

     C.9.9 The percentage of local dedicated links repaired in 8 (eight) hours, to which the Concession holder commits is at least 60% (sixty percent).

     C.9.10 The percentage of local dedicated links repaired in one day, to which the Concession holder commits is at least 90% (ninety percent).

     C.9.11 The percentage of public telephones out of service shall be no more than 12% (twelve percent).

The Concession holder shall, within a period of 90 (ninety) calendar days counted from the granting of the Concession, present before the Commission for approval the deadlines by which, in accordance with the technical features of its Network, it can meet the quality standards for providing the aforementioned local service. Said deadlines must, under no circumstances, exceed

In the top left hand corner there is the Mexican coat of arms surrounded by the words in Spanish "United Mexican States". Under this are the words in Spanish "Secretariat of Communications and Transport".

360 (three hundred and sixty) calendar days, counted from the date on which the provision of the services authorized by this Attachment begins.

Also, each of the above concepts, terms/sections/cases/circumstances must be reported to the Commission every two months.

C.10 Itemized service provision rates. The measurement, calculation, invoicing, collection and directory information services provided by the Concession holder in the interconnection of its public telecommunications network with that of another local service concession holder, must be provided and charged with itemized rates that are registered before the Commission and are not discriminatory with regard to those applied by the Concession holder itelf in order to carry out similar functions to its subsidiaries and affiliates, to other service suppliers or to those imputed in separate accounts for the services it operates.

C.11 Standby for points of interconnection between networks. In compliance with section II of Rule Twenty-two of the Rules, if the Concession holder operates more than one exchange within a given local service exchange group (local service area), it must, following the request of another local service concession holder, indicate, depending on technical availability, at least a second point of interconnection between networks for standby purposes.

C.12 Deadline for local service provision. The Concession holder must start to provide the local service within 360 (three hundred sixty) calendar days of the issuance of this Attachment.

C.13 Network coverage commitments. The authorized local service areas for the Concession holder to provide the services covered in this Attachment are those located in Mexico City, Monterrey, N.L and Guadalajara, Jal.

At the end of the first 2 (two) years following the beginning of local service provision, the Concession holder must demonstrate to the Commission that it is using its own or leased infrastructure and is able to provide the local service to at least 40% (forty percent) of the population of the respective local service area, according to the latest available census.

At the end of the first 2 (two) years following the beginning of local service provision, the Concession holder must demonstrate to the Commission that he is using his own or leased infrastructure and is able to provide the local service to at least 45% (forty-five percent) of the population of the respective local service area, according to the latest available census.

The foregoing, is conditioned on the understanding that for both periods, a substantial proportion (50% or more) of the concession holder's subscribers and users must be residential.

The Concession holder undertakes to use its own infrastructure to install the following kilometers of optic fiber ("OF") within the first 5 (five) years as the issuance of this Attachment:

In the top left hand corner there is the Mexican coat of arms surrounded by the words in Spanish "United Mexican States". Under this are the words in Spanish "Secretariat of Communications and Transport".

---------------------------------------------------------------------------------------------------------------
    Local service area         Year I        Year II      Year III       Year IV       Year V      Total OF
                                                                                                    pair km
---------------------------------------------------------------------------------------------------------------
Mexico City                      384            8            458           30            22           902
---------------------------------------------------------------------------------------------------------------
Monterrey, N.L.                   12            4            218           14             8           256
---------------------------------------------------------------------------------------------------------------
Guadalajara, Jal.                 10            2            128           14             6           160
---------------------------------------------------------------------------------------------------------------
Total                            406           14            804           58            36         1,318
---------------------------------------------------------------------------------------------------------------

The primary transportation network shall contain 18 (eighteen) optic fiber pairs and the secondary transportation network for customer access shall have 2 (two) pairs.

The Concession holder shall provide the services authorized in this Attachment, in compliance with the extension of the Network infrastructure referred to in Appendix I of Attachment A of the Concession, granted to the Concession holder on December 17, 1996. Notwithstanding the foregoing, the infrastructure contemplated in the aforementioned appendix may not be used for the purposes hereof until such time as the Concession holder starts to provide the local service.

---------------------------------------------------------------------------------------------------------------
    Local service area         Year I        Year II      Year III       Year IV       Year V        Total
---------------------------------------------------------------------------------------------------------------
Mexico City                      44            14            14            54            35           161
---------------------------------------------------------------------------------------------------------------
Monterrey, N.L.                  26             7             1            28            16            78
---------------------------------------------------------------------------------------------------------------
Guadalajara, Jal.                21             6             0            26             9            62
---------------------------------------------------------------------------------------------------------------
Total                            91            27            15           108            60           301
---------------------------------------------------------------------------------------------------------------

Similarly, in compliance with the provisions of condition C.4.3 hereof, the Concession holder shall install during the first 5 (five) years, 9 (nine) radiobases for point to multipoint microwave digital links, distributed by stages as follows:

---------------------------------------------------------------------------------------------------------------
    Local service area         Year I        Year II      Year III       Year IV       Year V      Total OF
                                                                                                    pair km
---------------------------------------------------------------------------------------------------------------
Mexico City                       0             0             0             2            2             4
---------------------------------------------------------------------------------------------------------------
Monterrey, N.L.                   0             0             0             1            2             3
---------------------------------------------------------------------------------------------------------------
Guadalajara, Jal.                 0             0             0             0            2             2
---------------------------------------------------------------------------------------------------------------
Total                             0             0             0             3            6             9
---------------------------------------------------------------------------------------------------------------

In addition to the foregoing, and with regard to the installation of telephone devices for public usage, the Concession holder undertakes to submit for the approval of the Commission, within 180 (one hundred eighty) calendar days of the issuance hereof, the respective public telephone booth installation program. Once it has been authorized, the program shall have an effective term of 3 (three) years and the Concession holder undertakes to submit the new installation program for the approval of the Commission 180 (one hundred eighty) calendar days prior to the end of the effective term of the corresponding program.

C.14 Attention to requests. The Concession holder undertakes to attend to any request for telephone service lines in a non-discriminatory manner within a maximum period of 30 (thirty)

In the top left hand corner there is the Mexican coat of arms surrounded by the words in Spanish "United Mexican States". Under this are the words in Spanish "Secretariat of Communications and Transport".

calendar days counted from the reception of the corresponding request and to reduce said period by 5 (five) calendar days each consecutive year until the year 2004, when the maximum period shall be 10 (ten) calendar days.

C.15 Network installation and maintenance. The Concession holder undertakes to install and maintain the network in the local service areas referred to herein. During installation, it undertakes to obtain the relevant permits from the relevant authorities and to respect any applicable federal, state and municipal urban development or environmental protection programs.

When the Concession holder builds and installs the Network, it must take public safety into account, along with the safety of public property and other services in order to interfere as little as possible with the normal functioning thereof.

C.16 Emergency services. The Concession holder must give priority to the installation and reparation of the telephone lines of the public security services, fire fighting units and any other organizations that provide emergency services and which the Secretariat may specify in accordance with any of its programs. The Concession holder undertakes to provide any free emergency call services that the Secretariat may specify within its local service area.

C.17 Directory information and complaints services. The Concession holder must provide the directory information and complaints services in its local service, available by dialing the codes set forth for this purpose in the Basic Numbering Technical Plan 24 (twenty-four) hours a day, every day of the year.

C.18 Noncompliance by the Concession holder. If the Concession holder fails to comply with its coverage commitments, any quality conditions or any other condition hereof in one or more local service areas, the Secretariat, in compliance with the provisions of article 38 of the Law, may nullify the authorization granted for the provision of services in this local service area or areas, applying the corresponding surety in such cases.

C.19 Guarantee of Concession holder compliance with its obligations. Without prejudice to the issuance of general criteria by the Commission, the Concession holder must provide a surety with an authorized institution in a period not exceeding 30 (thirty) calendar days counted from the issuance hereof, for the sum of $11,231,866.00 (ELEVEN MILLION TWO HUNDRED AND THIRTY-ONE THOUSAND EIGHT HUNDRED AND SIXTY-SIX MEXICAN PESOS 00/100) to the Treasury of the Federation. Said surety shall guarantee compliance with the infrastructure installation obligations of the Concession holder, the provision of authorized services and other obligations arising herefrom, as well as guarantee the payment of any monetary sanctions imposed by the Secretariat.

Until such time as the aforementioned criteria are defined, the guarantee must remain in force and be updated yearly in accordance with the National Consumer Price Index or whichever takes its place.

In the top left hand corner there is the Mexican coat of arms surrounded by the words in Spanish "United Mexican States". Under this are the words in Spanish "Secretariat of Communications and Transport".

Similarly, the policy in which the surety is issued must contain an express declaration by which the surety institution accepts the provisions of articles 95 and 166 of the Federal Surety Institutions Law in effect and the waiving of the order and exclusion benefits.

C:20 Authorization of local service provision contracts. The Concession holder must submit for the approval of the Commission, following application, the model contracts to be executed with the users in connection with the provision of the local service. Similarly, it must present for the authorization of the Commission any modifications or adjustments to the respective commercial code of practice.

C.21 Presentation of diverse information. The Concession holder must present, in a period of 60 (sixty) calendar days counted from the start of local service provision, for the authorization of the Commission the information corresponding to the services contemplated herein, regarding the complaints system and failure reparation and invoicing systems, as well as separate accounts for each service.

C.22 Entry of this Attachment in the Telecommunications Register. The Concession holder must enter this Attachment in the Telecommunications Register on the understanding that any Concessions, modifications and attachments that may have been issued have been entered beforehand.

C.23 Technical network specifications. The Concession holder undertakes to extend the Network in order to provide telecommunications services in the local service areas, with at least the technical specifications set forth in section
2.3.1. "Technical Project Specifications" from the request for authorization to provide the local service, a summary of which is given below:

SUMMARY OF TECHNICAL SPECIFICATIONS OF ATTACHMENT C TO THE CONCESSION TITLE FOR THE INSTALLATION, OPERATION AND DEVELOPMENT OF A PUBLIC TELECOMMUNICATIONS NETWORK, GRANTED TO ALESTRA S DE R.L. DE C.V. ON DECEMBER 6, 1995

1. Technical project specifications.

1.1 Switching equipment. Local service switching functions shall be provided by digital equipment model 5ESS-2000 manufactured by Lucent Technologies or exchanges with similar capacities and functions, located in the local service areas covering Mexico City, Monterrey, N.L. and Guadalajara, Jal., using system and equipment amplitude modulation.

1.2 Transmission equipment (transportation and access). The equipment that will be used as a transportation medium shall be the metropolitan optic fiber rings, complemented with microwave digital equipment.

1.3 Customer access equipment. The equipment that will be used for customer access, in accordance with the particular requirements of each one, may be: (i) optic fiber connection, (ii)

In the top left hand corner there is the Mexican coat of arms surrounded by the words in Spanish "United Mexican States". Under this are the words in Spanish "Secretariat of Communications and Transport".

point to point microwave link digital equipment, (iii) point to multipoint microwave link digital equipment, (iv) copper cable and (v) any other type of infrastructure leased from third parties.

1.4 Transportation (metropolitan optic fiber rings). The metropolitan optic fiber rings of the Concession holder are made up as follows:

       . The first part corresponds to the urban sections of the long distance inter-city network (Dense Wave Division Multiplexing "DWDM" Transportation Technology) independent of the metropolitan networks.

       . The second part corresponds to the metropolitan ring infrastructure (Synchronous Digital Hierarchy "SDH" Transportation Technology) that has no relation with the inter-city part of the long distance network, and

       . The third part corresponds to the infrastructure shared between the first and second parts (long distance network of 12 "DWDM" pairs shared with the local network of 18 "SDH" pairs).

The optic fiber infrastructure shall have the following features:

       . Three metropolitan rings with SDH technology, using 1,330 nm monomode fiber in Mexico City, Monterrey and Guadalajara. These networks have protected STM-4 and STM-16 capacity.

       . The metropolitan rings have 18 pair cable (36 normal dispersion index monomode fibers, 1310 and 1550 nm) and two pairs for user access.

       . The urban part of the long distance network has 12 pair cable (24 fibers and using "DWDM" technology).

1.5 Transportation and access (point to point digital microwave links). If authorization has been obtained beforehand from the Secretariat for their use in the Concession holder's own network, the digital microwave access and transportation equipment shall operate in the 15 GHz and 23 GHz bands, in compliance with the Concession granted by the Secretariat on June 4, 1998, as well as any other frequency band in which the Concession holder obtains frequencies through the respective tenders or leases of the capacity of other concession holders.

1.6 Point to multipoint digital microwave links. In order to meet low capacity demand, connectivity solutions may be combined that, along with the supply of other services, justify the installation of terminal equipment with capacity ranging from E0 to E1.

With the area of coverage authorized herein, the Concession holder may, with the necessary authorization, use the 10.5 GHz frequency bands corresponding to the setting up of point to multipoint digital microwave links, in compliance with the concession titles granted by the Secretariat on September 28, 1998.

In the top left hand corner there is the Mexican coat of arms surrounded by the words in Spanish "United Mexican States". Under this are the words in Spanish "Secretariat of Communications and Transport".

2. Technical description of the project and network architecture. The network architecture for the provision of the local service shall be sufficiently flexible to quickly incorporate all the services to be supplied in accordance with the coverage and quality commitments set forth in this resume.

The Concession holder must assign each of its local service exchanges to the corresponding local service exchange group. A local service exchange may form part of one or several local service exchange groups. To this end, the Concession holder must request the authorization of the Commission, which shall assign the local numbering to be used in the exchange. Said exchange must have interconnection in all the local service exchange groups of which it forms part.

The Concession holder must offer its users exclusively numbers assigned to the local service exchange group corresponding to the municipality in which he provides the service.

The Concession holder shall respect, in all cases in the use of radio-electric spectrum frequency bands, the geographical limits of the concession on the radio-electric spectrum frequency bands used to provide the service and use the local numbering that corresponds to each local service exchange group in compliance with provisions of the Local Service Rules.

Network Architecture Diagram.

3. Standards and technologies. The equipment, features, standards and protocols to be used for local service transmission, synchronization, signaling. Microwave digital links and traffic switching shall be as follows:

3.1 Transmission. The Concession holder's physical transmission network shall use: (i) in the primary transportation part, the fiber optic metropolitan infrastructure and microwave digital links and (ii) in the secondary transportation part (access), optic fiber connections, point to point and point to multipoint microwave digital links, cordless accesses and copper cabling.

3.2 Equipment in the Points of Presence. The following equipment shall be available and other equipment may be added that have been officially approved previously by the Commission:

       . Crossed capacity equipment with capacity ranging from E0 to E1.
       . Crossed capacity equipment with capacity ranging from E1 to STM-1.
       . Electric and optic multiplexor ranging from E1 to STM-4.
       . Electric and optic multiplexor ranging from STM-16 to STM-1.
       . DWDM equipment.
       . Crossed connector-electric/optic multiplexor ranging from E1 to STM-16. . Customer access equipment in metropolitan networks.

In the top left hand corner there is the Mexican coat of arms surrounded by the words in Spanish "United Mexican States". Under this are the words in Spanish "Secretariat of Communications and Transport".

3.3 Optic fiber metropolitan ring capacity

-   Mexico City: STM-16
-   Monterrey: STM-16
-   Guadalajara: STM-4

3.4 Optic fiber metropolitan ring equipping

--------------------------------------------------------------------------------
Equipment                        Alcatel*
--------------------------------------------------------------------------------
Technology                       1330 nm monomode fiber SDH
--------------------------------------------------------------------------------
Protection                       SNCP ring
--------------------------------------------------------------------------------
Add/Drop Capacity                In all nodes
--------------------------------------------------------------------------------
Remote management system         From the Monitoring Center to the Network in
                                 Monterrey
--------------------------------------------------------------------------------

3.5 Synchronization. In accordance with the provisions set forth in the Basic Signaling Technical Plan, the public telecommunications network shall be interconnected preferably at E1 level in semi-synchronization, via stratum 1 clocks. The Concession holder supports and upholds UIT recommendations G.703,
G.822 and G.823 in the interconnection points, as well as UIT recommendation
G.812 in the interconnection exchange clocks to avoid the loss of stratum 1 clock reference. Synchronization between the Concession holder network and other public networks shall be defined by UIT recommendation Q.541.

3.6 Signaling. Until such time as the Secretariat determines other interconnection architectures, the Concession holder must interconnect with other public telecommunications networks in two STP pairs (Signaling Transfer Point) using the quasi-associated signaling mode. Interconnection may use current signaling systems in the network.

       .  ISUP-MX, NOM-112 for interconnection with Telmex and other carriers.
       . Exceptionally, R2 for interconnection with exchanges that do not support ISUP_MX, NOM-112.
       . Modified R2 for interconnection between PABX switches and the network. . ETSI-INAP for internal signaling with SCPs.
       . ISDN Q.931 for access of customers who desire voice and data services in the same trunk.

Notwithstanding the foregoing, the Concession holder must, at all times, observe the basic technical plans necessary for the efficient interconnection and interoperation between public telecommunications networks, the basic technical plans drafted and managed by the Commission and any applicable official Mexican standards.

In the top left hand corner there is the Mexican coat of arms surrounded by the words in Spanish "United Mexican States". Under this are the words in Spanish "Secretariat of Communications and Transport".

3.7 Switching. The main functions of the Concession holder exchanges are:

       .   Call switching
       .   Call control
       .   Subscriber functionalities
       .   Routing logic
       .   Signaling interface
       .   Traffic control
       .   Fraud control
       .   Operation, management and maintenance functions

The sizing of the Exchange capacity and the number of Exchanges required shall be based on the following criteria:

       .   Market estimates with regard to the number of subscribers
       .   "GOS" grade of service between the Exchange and the public network
       .   Average traffic per subscriber
       .   Call type mixing
       .   Duration time in call reception
       .   Duration time in call transmission.

       -------------------------------------------------------------------------

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                                           SUBSECRETARIA DE COMUNICACIONES

                                           2.-269/00

                                           Mexico, D.F., a 30 de mayo de 2000.

LIC. RAUL DE JESUS ORTEGA IBARRA
Representante Legal de
Alestra, S. de R.L. de C.V.
Av. Paseo de las Palmas No. 405- Piso 21
Col. Lomas de Chapultepec
11000, Mexico, D.F.
P r e s e n t e

     Con el presente se hace entrega formal del oficio No. 2.-268/00 de fecha 30 de mayo de 2000, mediante el cual la Secretaria de Comunicaciones y Transportes otorga a Alestra, S. de R.L. de C.V., la autorizacion para que preste servicios locales en las ciudades de Mexico, D.F., Monterrey, N.L. y Guadalajara, Jal., adicionales a los comprendidos en el Titulo de Concesion para instalar, operar y explotar una red publica de telecomunicaciones otorgado a su representada el 6 de diciembre de 1995, en los terminos que se senalan en el Anexo "C", el cual forma parte integrante de la propia Concesion.

     Lo anterior, en atencion a su solicitud fechada el 15 de octubre de 1999, presentada ante esta Dependencia del Ejecutivo Federal y en base a la opinion favorable emitida por la Comision Federal de Telecomunicaciones, mediante Acuerdo del Pleno No. P/280300/068 de fecha 28 de marzo de 2000.

                                  ATENTAMENTE,
                        SUFRAGIO EFECTIVO. NO REELECCION
                                EL SUBSECRETARIO

                              /s/ Jorge Silberstein
                                JORGE SILBERSTEIN

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                                           SUBSECRETARIA DE COMUNICACIONES

                                           2.-268/00

                                           Mexico, D.F., a 30 de mayo de 2000.

LIC. RAUL DE JESUS ORTEGA IBARRA
Representante Legal de
Alestra, S. de R.L. de C.V.
Av. Paseo de las Palmas No. 405- Piso 21
Col. Lomas de Chapultepec
11000, Mexico, D.F.
P r e s e n t e

En respuesta a su escrito de fecha 15 de octubre de 1999, mediante el cual solicito autorizacion para prestar servicios adicionales al amparo del Titulo de Concesion para instalar, operar y explotar una red publica de telecomunicaciones (la Concesion), otorgado a su representada el 6 de diciembre de 1995, y tomando en consideracion la opinion favorable emitida por la Comision Federal de Telecomunicaciones mediante Acuerdo del Pleno No. P/280300/068 de fecha 28 de marzo de 2000; con fundamento en el articulo 7 de la Ley Federal de Telecomunicaciones; 36 de la Ley Organica de la Administracion Publica Federal; Condicion 1.2. de la Concesion, y 6o. fraccion VIII del Reglamento Interior de la Secretaria de Comunicaciones y Transportes, se autoriza a Alestra, S. de R.L. de C.V., (antes Sistemas Telefonicos de la Republica, S. de R.L. de C.V.), que preste en las ciudades de Mexico, D.F., Monterrey, N.L. y Guadalajara, Jal., los servicios locales, adicionales a los autorizados en la Concesion, conforme a lo establecido en el Anexo "C" que se adjunta al presente, el cual forma parte integrante de la misma.

                                  ATENTAMENTE,
                        SUFRAGIO EFECTIVO. NO REELECCION
                                EL SUBSECRETARIO

                         /s/ Jorge Silberstein Tenenbaum
                           JORGE SILBERSTEIN TENENBAUM

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Anexo C del Titulo de Concesion para instalar, operar y explotar una red publica de telecomunicaciones otorgado por el Gobierno Federal, por conducto de la Secretaria de Comunicaciones y Transportes, en favor de Alestra S. de R.L. de C.V., con fecha 6 de diciembre de 1995.

C.1. DEFINICION DE TERMINOS. Los terminos empleados en el presente Anexo tendran el significado que se les de en la Concesion o en la Ley, asi como los que sean expresamente definidos en este numeral.

        C.1.1. Area de servicio local: es la delimitacion geografica en la cual se presta el Servicio Local entre usuarios ubicados en cualquier punto dentro de ella, determinada en las resoluciones emitidas por la Comision al respecto y las que en el futuro se emitan;

        C.1.2. Comision: la Comision Federal de Telecomunicaciones;

        C.1.3. Enlace dedicado local: medio de transmision provisto para uso exclusivo del usuario entre dos puntos definidos y ubicados dentro de una misma Area de servicio local;

        C.1.4. Interconexion: conexion fisica y logica entre dos redes publicas de telecomunicaciones, que permite cursar trafico publico conmutado entre las centrales de ambas redes. La interconexion permite a los usuarios de una de las redes, conectarse y cursar trafico publico conmutado a los usuarios de la otra y viceversa, o utilizar servicios proporcionados por la otra red;

        C.1.5. Interoperabilidad: caracteristicas tecnicas de las redes publicas de telecomunicaciones interconectadas, por medio de las cuales se asegura la provision de un servicio especifico de una manera consistente y predecible, en terminos de la entrega funcional de servicios entre redes;

        C.1.6. Planes tecnicos fundamentales: el Plan Tecnico Fundamental de Senalizacion y el Plan Tecnico Fundamental de Numeracion, publicados en el Diario Oficial de la Federacion el 21 de junio de 1996, y los que en lo sucesivo emita la Comision, de conformidad con lo establecido en el articulo 41 de la Ley y en la Regla Trigesimatercera de las Reglas del Servicio Local;

        C.1.7. Reglas: las Reglas del Servicio Local, publicadas en el Diario Oficial de la Federacion el 23 de octubre de 1997, o las que en lo sucesivo las complementen o sustituyan;

        C.1.8. Servicio local: aquel por el que se conduce trafico publico conmutado entre usuarios de una misma central o entre usuarios de centrales que forman parte de un mismo grupo de centrales de servicio local, que no requiere de la marcacion de un prefijo de acceso al servicio de larga distancia, independientemente de que dicho trafico publico conmutado se origine o termine en una red publica de telecomunicaciones alambrica o inalambrica, y por el que se cobra una tarifa independiente de la distancia;

        El grupo de centrales de servicio local a que se refiere el parrafo anterior, debe de entenderse como aquellas que proporcionan el servicio en una misma Area de servicio local, y

        C.1.9. Trafico publico conmutado: toda emision, transmision o recepcion de signos, senales, datos, escritos, imagenes, voz, sonidos o informacion de cualquier naturaleza que se efectue a traves de una red publica de telecomunicaciones que utilice para su enrutamiento tanto centrales como numeracion asignada y administrada por la Comision, de conformidad con el Plan Tecnico Fundamental de Numeracion.

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C.2. SERVICIOS COMPRENDIDOS. En el presente Anexo, se encuentran comprendidos los siguientes servicios:

        C.2.1. El servicio de telefonia local a usuarios residenciales y comerciales, de conformidad con los parametros y criterios de interconexion e interoperabilidad que se establecen en las Reglas y en el presente Anexo;

        C.2.2. La emision, transmision o recepcion de signos, senales, escritos, imagenes, voz, sonidos o informacion de cualquier naturaleza a traves de su Red, incluyendo servicios no telefonicos como datos, video, audio y videoconferencia;

        C.2.3. La venta o arrendamiento de capacidad de la Red para la emision, transmision o recepcion de signos, senales, escritos, imagenes, voz, sonidos o informacion de cualquier naturaleza;

        C.2.4. La comercializacion de la capacidad adquirida de otros concesionarios de redes publicas de telecomunicaciones con las que el Concesionario tenga celebrados los convenios correspondientes;

        C.2.5. Servicios de operadora autorizados a los concesionarios del Servicio local, de conformidad con lo establecido en el Plan Tecnico Fundamental de Numeracion y la regulacion especifica que al efecto emita la Comision;

        C.2.6. Provision de enlaces dedicados locales, en los diversos formatos y capacidades;

        C.2.7. Servicios de valor agregado que le permita prestar la red publica concesionada, mismos que debera registrar ante la Comision previamente a su prestacion, de conformidad con lo dispuesto en el articulo 33 de la Ley, y

        C.2.8. Servicios de telefonia publica, de conformidad con lo establecido en el Reglamento del Servicio de Telefonia Publica, publicado en el Diario Oficial de la Federacion el 16 de diciembre de 1996.

Los servicios autorizados en el presente Anexo se deben entender limitativamente; por lo tanto, cualquier otro servicio que el Concesionario pretenda proporcionar, requerira de la respectiva concesion, permiso o autorizacion expresa de la Secretaria, de acuerdo a lo establecido por la Ley y demas disposiciones aplicables.

C.3. CRITERIOS PARA LA INTERCONEXION CON OTRAS REDES PUBLICAS DE
TELECOMUNICACIONES. De conformidad con lo establecido por los articulos 42 y 43 de la Ley y las Reglas Decimaquinta y NOVENA TRANSITORIA de las Reglas, el Concesionario debera negociar las condiciones de interconexion de su Red con las de otros concesionarios de redes publicas de telecomunicaciones que se lo soliciten.

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En el supuesto de que el Concesionario no convenga con otro concesionario de red publica de telecomunicaciones autorizado para la prestacion del Servicio local, cualesquiera de las condiciones aplicables a la interconexion de sus redes incluyendo las tarifas respectivas, dentro del plazo establecido por la Ley, la Comision resolvera considerando fundamentalmente lo siguiente:

        a) Los objetivos del Gobierno Federal tendientes al incremento de la cobertura y penetracion del servicio telefonico, asi como a elevar la calidad y aumentar la diversidad de los servicios con precios mas accesibles y en beneficio de un mayor numero de usuarios, y

        b) Los servicios, capacidades o funciones que se provean las respectivas redes entre si.

Cuando por cualquier motivo el intercambio de trafico entre dos redes no justifique la instalacion de un enlace de interconexion entre las redes involucradas, se podra utilizar la funcion de transito local.

C.4. PRESTACION DE LOS SERVICIOS OBJETO DEL PRESENTE ANEXO. En la prestacion de los servicios mediante su Red, el Concesionario debera ajustarse a lo siguiente:

        C.4.1. El Concesionario podra instalar infraestructura de acceso a los usuarios de cualquier capacidad (banda angosta, banda ancha, E0, NXE0, E1, NXE1, E3 o cualquier otro formato estandar existente) a solicitud de los mismos y podra ofrecer por dicho acceso el Servicio local, asi como cualquiera de los servicios comprendidos en la condicion C.2. del presente Anexo.

        C.4.2. A partir de la fecha en que el Concesionario inicie la prestacion del Servicio local, debera presentar ante la Comision, dentro de los primeros 10 (diez) dias habiles posteriores a que concluya cada semestre, un informe en el que senale las demarcaciones en las que se encuentra en posibilidad de prestar dicho servicio, senalando los avances respecto al semestre anterior.

        El Concesionario debera atender de manera no discriminatoria toda solicitud dentro del area en la que se encuentra en posibilidad de prestar el Servicio local.

        C.4.3. En caso de que el Concesionario pretenda ofrecer el Servicio local a traves de bandas de frecuencias del espectro radioelectrico que le hubieren sido concesionadas o le sean concesionadas en el futuro, debera obtener previamente la autorizacion correspondiente de la Secretaria.

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C.5. PROVISION DE ENLACES DEDICADOS LOCALES. De manera previa a que el
Concesionario otorgue, bajo cualquier figura juridica, el uso de enlaces dedicados locales, debera someter a la aprobacion de la Comision los proyectos de contratos y registrar las tarifas respectivas. En dichos contratos se debera incorporar una clausula en la que ambas partes acuerden la facultad de la Comision de requerir cualquier informacion respecto a los enlaces dedicados locales y la de verificar, por si misma o por conducto de un auditor, el tipo de trafico cursado a traves de los enlaces, asi como el uso y funcionamiento de los mismos en las instalaciones de los usuarios que hayan contratado con el Concesionario. Asimismo, dicho contrato debera contemplar causales de rescision en los casos en que alguna autoridad competente determine que alguna de las partes infringe alguna disposicion legal, reglamentaria o administrativa aplicable.

C.6. SERVICIO DE SELECCION POR PRESUSCRIPCION DEL OPERADOR DE LARGA DISTANCIA. De conformidad con lo establecido en la Regla 12 de las Reglas del Servicio de Larga Distancia, el Concesionario tiene la obligacion de implantar en sus centrales el servicio de seleccion por presuscripcion del operador de larga distancia.

No obstante lo anterior, el Concesionario estara exento de la obligacion de proporcionar a sus usuarios el servicio de seleccion por presuscripcion del operador de larga distancia, hasta que se cumpla, en el Area de servicio local correspondiente, cualquiera de las siguientes condiciones:

     a) Que el Concesionario haya estado en operacion comercial del Servicio local, durante un periodo de 5 (cinco) anos; o

     b) Que el Concesionario logre una participacion de mercado del 25% (veinticinco por ciento) o mas.

Las condiciones establecidas en los incisos anteriores, no seran aplicables para aquellas Areas de servicio local en las que el Concesionario tenga menos de 3,000 (tres mil) lineas instaladas.

De igual forma, en el caso en que el Concesionario preste a los usuarios de su red local el servicio publico de telefonia basica de larga distancia, debera ofrecerles tarifas que permitan la prestacion del servicio en condiciones satisfactorias de competencia.

Cuando a juicio de la Comision las tarifas a que se refiere el parrafo que antecede sean significativamente diferentes a las que ofrecen en competencia las empresas de larga distancia, de forma que el Concesionario obtenga beneficios extraordinarios de los criterios generales de excepcion a los que se refiere el presente numeral, la Comision dejara sin efectos la presente excepcion y el Concesionario estara obligado a ofrecer a sus usuarios el servicio de seleccion por presuscripcion del operador de larga distancia.

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C.7. OBLIGACION DE ENTREGA DEL NUMERO TELEFONICO QUE IDENTIFICA EL ORIGEN DE LA
LLAMADA. El Concesionario debera cumplir con lo aplicable de lo dispuesto en la fraccion X del articulo 43 de la Ley, asi como en las disposiciones establecidas en el Plan Tecnico Fundamental de Senalizacion. Al efecto, el Concesionario debera enviar a las centrales del concesionario de servicio local o de larga distancia al que entregue el Trafico publico conmutado, la informacion que se estipula en dichas disposiciones, asi como la informacion referente al numero del abonado de origen y de destino. Por lo anterior, el Concesionario no podra reoriginar llamadas de larga distancia para entregarlas como locales, ni substituir o incorporar un numero de "A" que no corresponda al numero de origen de la llamada.

C.8. USO EXCLUSIVO DE LOS ENLACES DE INTERCONEXION CONTRATADOS PARA LA RECEPCION Y ENRUTAMIENTO DEL TRAFICO. Todo Trafico publico conmutado que se curse entre dos concesionarios de servicio local, de un concesionario de servicio local a un operador de larga distancia o de un operador de larga distancia a un concesionario de servicio local, debera conducirse a traves de enlaces de interconexion ajustandose a los convenios correspondientes, sin modificar los numeros de origen o de destino, salvo en aquellos casos autorizados por la Comision.

C.9. OPERACION Y CALIDAD DE LOS SERVICIOS. Hasta en tanto no sean emitidas por la Comision las normas de calidad especificas para la prestacion del Servicio local, el Concesionario debera cumplir con todas y cada una de las normas minimas que a continuacion se refieren:

        C.9.1. El porcentaje de lineas con falla respecto al total de lineas en servicio debera ser como maximo del 4% (cuatro por ciento);

        C.9.2. El porcentaje de reparacion de lineas el mismo dia de recepcion de la queja debe ser como minimo del 80% (ochenta por ciento);

        C.9.3. El porcentaje de reparacion de lineas dentro de los tres dias siguientes al de la recepcion de la queja, sera como minimo del 94% (noventa y cuatro por ciento);

        C.9.4. El porcentaje de intentos de llamadas en la hora de maximo trafico que recibe el tono de marcar en 4 (cuatro) segundos, debera ser al menos de 99% (noventa y nueve por ciento);

        C.9.5. El porcentaje de establecimiento de llamadas locales que lleguen a su destino en la hora de maximo trafico, sin considerar si esta ocupado, no contesta el numero deseado, marcacion incompleta o numero inexistente, debera ser como minimo del 97% (noventa y siete por ciento);

        C.9.6. El porcentaje de contestacion de operadora para los servicios de informacion de numeros de directorio y para recepcion de quejas sera como minimo del 92% (noventa y dos por ciento);

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        C.9.7. El porcentaje de instalacion de enlaces dedicados locales en 20
        (veinte) dias a que se obliga como minimo el Concesionario es de 95% (noventa y cinco por ciento);

        C.9.8. El porcentaje de instalacion de enlaces dedicados locales en 35 (treinta y cinco) dias a que se obliga como minimo el Concesionario es de 99% (noventa y nueve por ciento);

        C.9.9. El porcentaje de reparacion de enlaces dedicados locales en 8
        (ocho) horas a que se obliga como minimo el Concesionario es de 60% (sesenta por ciento);

        C.9.10. El porcentaje de reparacion de enlaces dedicados locales en un dia a que se obliga como minimo el Concesionario es de 90% (noventa por ciento), y

        C.9.11. El porcentaje de telefonos publicos fuera de servicio sera del 12% (doce por ciento) como maximo;

En un plazo de 90 (noventa) dias naturales contados a partir del otorgamiento de la Concesion, el Concesionario presentara a la aprobacion de la Comision los plazos en que, de acuerdo con las caracteristicas tecnicas de su Red, pueda cumplir con las normas de calidad para la prestacion del Servicio local antes senaladas. Dichos plazos no deberan exceder, en ningun caso, de 360 (trescientos sesenta) dias naturales, contados a partir del inicio de la prestacion de los servicios autorizados mediante el presente Anexo.

De igual forma, cada uno de los anteriores conceptos deberan ser reportados a la Comision de manera bimestral.

C.10. TARIFAS DESAGREGADAS EN LA PRESTACION DE LOS SERVICIOS. Los servicios de medicion, tasacion, facturacion, cobranza y servicios de informacion de directorio que provea el Concesionario en la interconexion de su red publica de telecomunicaciones con la de otro concesionario de servicio local, deberan prestarse mediante el cobro de tarifas desagregadas registradas ante la Comision, que no resulten discriminatorias respecto de aquellas que el propio Concesionario aplique por llevar a cabo funciones similares a sus subsidiarias y filiales, a otros proveedores de servicio o a las que impute en la contabilidad separada por servicios a su propia operacion.

C.11. RESPALDO DE LOS PUNTOS DE INTERCONEXION ENTRE REDES. De conformidad con la fraccion II de la Regla Vigesimasegunda de las Reglas, si el Concesionario opera mas de una central dentro de un grupo de centrales de servicio local determinado (Area de servicio local), debera, previa solicitud de otro concesionario de servicio local, senalar, sujeto a factibilidad tecnica, al menos un segundo punto de interconexion en sus centrales, con proposito de respaldo.

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C.12. PLAZO PARA INICIAR LA PRESTACION DEL SERVICIO LOCAL. El Concesionario
debera iniciar la prestacion del Servicio local, a mas tardar, en los siguientes 360 (trescientos sesenta) dias naturales, contados a partir del otorgamiento del presente Anexo.

C.13. COMPROMISOS DE COBERTURA DE LA RED. Las areas de servicio local autorizadas para que el Concesionario proporcione los servicios comprendidos en el presente Anexo, son aquellas donde se encuentran ubicadas las ciudades de Mexico, D.F., Monterrey, N.L. y Guadalajara, Jal.

Al termino de los primeros 2 (dos) anos posteriores al inicio de la prestacion del Servicio local, el Concesionario debera acreditar ante la Comision que con infraestructura propia o arrendada, esta en posibilidad de prestar el Servicio local a cuando menos el 40% (cuarenta por ciento) de la poblacion del Area de servicio local respectiva conforme al ultimo censo disponible.

Para el termino de los 5 (cinco) anos contados a partir de la fecha de inicio de la prestacion del Servicio local, el Concesionario debera acreditar ante la Comision que con infraestructura propia o arrendada, esta en posibilidad de prestar el Servicio local a cuando menos el 45% (cuarenta y cinco por ciento) de la poblacion del Area de servicio local respectiva conforme al ultimo censo disponible.

Lo anterior, en el entendido que para ambos terminos, un porcentaje significativo (50% o mas) de sus suscriptores y usuarios deben ser residenciales.

El Concesionario se obliga a instalar con infraestructura propia, en los primeros 5 (anos) contados a partir del otorgamiento del presente Anexo, los siguientes kilometros de fibra optica ("FO"):

   ------------------------------------------------------------------------
   AREA DE SERVICIO                                                TOTAL DE
         LOCAL         ANO I   ANO II   ANO III  ANO IV   ANO V     KMS. DE
                                                                   PARES DE
                                                                      FO
   ------------------------------------------------------------------------
   Mexico, D.F.         384      8        458      30       22         902
   ------------------------------------------------------------------------
   Monterrey, N.L.       12      4        218      14        8         256
   ------------------------------------------------------------------------
   Guadalajara, Jal.     10      2        128      14        6         160
   ------------------------------------------------------------------------
   Total                406     14        804      58       36       1,318
   ------------------------------------------------------------------------

La red de transporte principal contendra 18 (dieciocho) pares de fibra optica y la red de transporte secundaria para acceso con los clientes, 2 (dos) pares.

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El Concesionario prestara los servicios autorizados en el presente Anexo, de conformidad con la ampliacion de la infraestructura de la Red a que se hace referencia en el Apendice I del Anexo A de la Concesion, otorgado en favor del Concesionario el 17 de diciembre de 1996. No obstante lo anterior, la infraestructura contemplada en el apendice anteriormente mencionado no podra utilizarse para efectos del presente Anexo, hasta en tanto el Concesionario no inicie la prestacion del Servicio local.

El Concesionario, observando previamente lo dispuesto en la condicion C.4.3. del presente Anexo, debera instalar durante los primeros 5 (cinco) anos, 301 (trescientos uno) enlaces digitales de microondas punto a punto, distribuidos por etapas de la siguiente forma:

   ----------------------------------------------------------------------
     AREA DE SERVICIO    ANO I  ANO II   ANO III  ANO IV   ANO V    TOTAL
          LOCAL
   ----------------------------------------------------------------------
   Mexico, D.F.           44      14       14       54      35       161
   ----------------------------------------------------------------------
   Monterrey, N.L.        26       7        1       28      16        78
   ----------------------------------------------------------------------
   Guadalajara, Jal.      21       6        0       26       9        62
   ----------------------------------------------------------------------
   Total                  91      27       15      108      60       301
   ----------------------------------------------------------------------

De igual forma, de conformidad con lo dispuesto por la condicion C.4.3. del presente Anexo, el Concesionario instalara durante los primeros 5 (cinco) anos, 9 (nueve) radiobases para enlaces digitales de microondas punto a multipunto, distribuidas por etapas de la siguiente forma:

   ----------------------------------------------------------------------
     AREA DE SERVICIO    ANO I  ANO II   ANO III  ANO IV   ANO V    TOTAL
          LOCAL
   ----------------------------------------------------------------------
   Mexico, D.F.            0       0        0        2       2        4
   ----------------------------------------------------------------------
   Monterrey, N.L.         0       0        0        1       2        3
   ----------------------------------------------------------------------
   Guadalajara, Jal.       0       0        0        0       2        2
   ----------------------------------------------------------------------
   Total                   0       0        0        3       6        9
   ----------------------------------------------------------------------

En adicion a lo anterior, respecto al programa de instalacion de aparatos telefonicos de uso publico, el Concesionario se obliga a someter a la aprobacion de la Secretaria o la Comision,

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dentro de los 180 (ciento ochenta) dias naturales siguientes al otorgamiento del presente Anexo, el programa de instalacion de casetas publicas telefonicas respectivo. Una vez autorizado, el programa tendra una vigencia de 3 (tres) anos y el Concesionario se obliga a someter a la aprobacion de la Secretaria o la Comision el nuevo programa de instalacion con 180 (ciento ochenta) dias naturales de anticipacion a que termine la vigencia del programa correspondiente.

C.14. ATENCION DE SOLICITUDES. El Concesionario se obliga a atender cualquier solicitud de lineas de servicio telefonico de manera no discriminatoria, en un plazo maximo de 30 (treinta) dias naturales, contados a partir de que reciba la solicitud correspondiente y a disminuir en 5 (cinco) dias naturales el plazo maximo mencionado por cada ano sucesivo hasta el ano 2004, en el que el plazo maximo sera de 10 (diez) dias naturales.

C.15. INSTALACION Y MANTENIMIENTO DE LA RED. El Concesionario se obliga a instalar y mantener la red en las areas de servicio local a que se refiere este Anexo. En la instalacion de esta, se obliga a conseguir los permisos relativos ante las autoridades competentes y a respetar los programas federales, estatales y municipales de desarrollo urbano y de proteccion ecologica aplicables.

Cuando el Concesionario construya e instale la Red, debera tomar en cuenta la seguridad del publico, de sus bienes y de otros servicios, a efecto de interferir lo menos posible con su funcionamiento normal.

C.16. SERVICIOS DE EMERGENCIA. El Concesionario debera dar prioridad a la instalacion y reparacion de las lineas telefonicas de los cuerpos de seguridad publica, bomberos y organizaciones que presten servicios de emergencia y que la Secretaria determine conforme a los programas que establezca. El Concesionario se obliga a proporcionar gratuitamente los servicios de llamadas de emergencia que determine la Secretaria dentro de su Area de servicio local.

C.17. SERVICIOS DE INFORMACION DE DIRECTORIO Y DE RECEPCION DE QUEJAS. El Concesionario debera proporcionar servicios de informacion de directorio y de recepcion de quejas del Servicio local, a traves de la marcacion de los codigos asignados en el Plan Tecnico Fundamental de Numeracion para este proposito, durante las 24 (veinticuatro) horas del dia, todos los dias del ano.

C.18. INCUMPLIMIENTO DEL CONCESIONARIO. Si en una o mas areas de servicio local el Concesionario incumple con los compromisos de cobertura, cualquiera de las condiciones de calidad o cualquier otra condicion del presente Anexo, la Secretaria, conforme lo dispuesto por el articulo 38 de la Ley, podra dejar sin efectos la autorizacion otorgada para prestar servicios en esa o esas areas de servicio local, aplicando en tales casos, la fianza correspondiente.

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C.19. GARANTIA DEL CUMPLIMIENTO DE LAS OBLIGACIONES DEL CONCESIONARIO. Sin
perjuicio de que la Comision establezca criterios de aplicacion general, el Concesionario debera establecer fianza con institucion autorizada, en un plazo no mayor de 30 (treinta) dias naturales contados a partir del otorgamiento del presente Anexo, por la cantidad de $11' 231,866.00 (ONCE MILLONES DOSCIENTOS TREINTA Y UN MIL OCHOCIENTOS SESENTA Y SEIS PESOS 00/100 M.N.), a favor de la Tesoreria de la Federacion. Dicha fianza garantizara el cumplimiento de las obligaciones de instalacion de infraestructura del Concesionario, prestacion de los servicios autorizados y demas obligaciones derivadas del presente Anexo, asi como para garantizar el pago de las sanciones pecuniarias que, en su caso, imponga la Secretaria.

En tanto no se definan los criterios generales senalados con anterioridad, la garantia debera mantenerse vigente y actualizarse anualmente conforme al Indice Nacional de Precios al Consumidor o el Indice que los sustituya.

De igual forma, la poliza en que se expida la fianza debera contener la declaracion expresa de que la institucion afianzadora acepta lo establecido en los articulos 95 y 118 de la Ley Federal de Instituciones de Fianzas en vigor y la renuncia a los beneficios de orden y excusion.

C.20. AUTORIZACION DE LOS CONTRATOS DE PRESTACION DEL SERVICIO LOCAL. El Concesionario debera someter a la aprobacion de la Comision, previamente a su aplicacion, los modelos de contratos a ser celebrados con los usuarios relacionados con la prestacion del Servicio local. Asimismo, debera presentar para la autorizacion de la Comision las modificaciones o adecuaciones al codigo de practicas comerciales respectivo.

C.21. PRESENTACION DE INFORMACION DIVERSA. En un plazo de 60 (sesenta) dias naturales contados a partir del inicio de la prestacion del Servicio local, el Concesionario debera presentar para la autorizacion de la Comision la informacion correspondiente de los servicios contemplados en el presente Anexo, relativa al sistema de quejas y reparacion de fallas y sistemas de facturacion, asi como la relativa a la separacion contable por servicio.

C.22. INSCRIPCION DEL PRESENTE ANEXO EN EL REGISTRO DE TELECOMUNICACIONES. El Concesionario debera inscribir el presente Anexo ante el Registro de Telecomunicaciones, en el entendido de que previamente deberan estar inscritos la Concesion, las modificaciones y los anexos que, en su caso, se hubieren otorgado.

C.23. ESPECIFICACIONES TECNICAS DE LA RED. El Concesionario se obliga a ampliar la Red para proporcionar los servicios de telecomunicaciones en las areas de servicio local, cuando menos con las especificaciones tecnicas indicadas en el numeral 2.3.1. "Especificaciones tecnicas, del proyecto", de su solicitud de autorizacion para prestar el Servicio local, del cual un resumen se transcribe a continuacion:

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RESUMEN DE ESPECIFICACIONES TECNICAS DEL ANEXO C DEL TITULO DE CONCESION PARA
INSTALAR, OPERAR Y EXPLOTAR UNA RED PUBLICA DE TELECOMUNICACIONES, OTORGADO EN FAVOR DE ALESTRA, S. DE R.L. DE C.V. EL 6 DE DICIEMBRE DE 1995.

1.      ESPECIFICACIONES TECNICAS DEL PROYECTO.

1.1. Equipos de conmutacion. Las funciones de conmutacion del Servicio Local seran realizadas por centrales digitales modelo 5ESS-2000, fabricadas por Lucent Technologies o centrales con capacidades y-funciones similares, ubicadas en las Areas de servicio local donde se encuentran comprendidas las ciudades de Mexico, D.F., Monterrey, N.L. y Guadalajara, Jal., mediante ampliaciones modulares de sistemas y equipos.

1.2. Equipos de transmision (transporte y acceso). Los equipos que se utilizaran como medio de transporte seran los anillos metropolitanos de fibra optica, complementados con equipo digital de microondas.

1.3 Equipos de acceso al cliente. El equipo que se utilizara para el acceso al cliente, de acuerdo a los requerimientos particulares de cada uno, podra ser:
(i) acometida de fibra optica, (ii) equipo digital de enlaces de microondas punto a punto, (iii) equipo digital de enlaces de microondas punto a multipunto,
(iv) cable de cobre y (v) cualquier otro tipo de infraestructura arrendada a terceros.

1.4 Transporte (anillos metropolitanos de fibra optica). Los anillos metropolitanos de fibra optica del Concesionario se componen de la siguiente manera:

..   La primera parte corresponde a los tramos urbanos de la red interurbana de larga distancia (Tecnologia de Transporte Dense Wave Division Multiplexing "DWDM"), independiente a las redes metropolitanas.

..   La segunda parte corresponde a la infraestructura de los anillos metropolitanos (Tecnologia de Transporte Synchronous Digital Hierarchy "SDH"), que no tiene relacion con la parte interurbana de la red de larga distancia, y.

..   La tercera parte corresponde a la infraestructura compartida por la primera
    y la segunda (red de larga distancia de 12 pares "DWDM" compartida con red local de 18 pares "SDH").

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LA INFRAESTRUCTURA DE FIBRA OPTICA TENDRA LAS SIGUIENTES CARACTERISTICAS:

..   Tres anillos metropolitanos con tecnologia SDH, usa fibra monomodo de 1,330 nm en las ciudades de Mexico, Monterrey y Guadalajara; estas redes tienen capacidad de STM-16 y STM-4 protegidos.

..   Los anillos metropolitanos tienen cable de 18 pares (36 fibras monomodo de indice de dispersion normal, 1310 y 1550nm) y dos pares para acceso al usuario.

..   La parte urbana de la red de larga distancia tiene cable de 12 pares (24 fibras e incorpora la tecnologia "DWDM").

1.5 Transporte y acceso (enlaces de microondas digitales punto a punto). En caso de obtener previamente de la Secretaria la autorizacion para su uso en su propia red, los equipos de transporte y acceso de microondas digitales operaran en las bandas de 15 GHz y 23 GHz, de conformidad con la Concesion otorgada por la Secretaria el 4 de junio de 1998, asi como cualquier otra banda de frecuencias en la que el Concesionario obtenga frecuencias por medio de las licitaciones respectivas o arriende capacidad de otros concesionarios.

1.6 Enlaces de microondas digitales punto a multipunto: Para satisfacer la demanda de baja capacidad, se podran combinar soluciones de conectividad que, junto con la oferta de otros servicios, justifiquen la instalacion de equipos terminales con capacidad desde un E0 hasta un E1.

Dentro del area de cobertura autorizada en el presente Anexo, el Concesionario podra, previa autorizacion, utilizar las bandas de frecuencias de 10.5 GHz correspondientes al establecimiento de enlaces de microondas de punto a multipunto, de conformidad con los titulos de concesion otorgados por la Secretaria el dia 28 de septiembre de 1998.

2. DESCRIPCION TECNICA DEL PROYECTO Y DE LA ARQUITECTURA DE LA RED. La arquitectura de red para la prestacion del Servicio Local sera lo suficientemente flexible para incorporar rapidamente todos los servicios que se pretenden ofrecer de acuerdo con los compromisos de cobertura y calidad estipulados en el presente resumen.

El Concesionario debera asignar cada una de sus centrales de servicio local al grupo de centrales de servicio local que le corresponda, una central de servicio local podra formar parte de uno o varios grupos de centrales de servicio local. Al efecto, el Concesionario debera solicitar autorizacion a la Comision, quien asignara la numeracion local que se

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utilizara en la central. Dicha central debera tener interconexion en todos los grupos de centrales de servicio local de los que forme parte.

El Concesionario debera ofrecer a sus usuarios exclusivamente numeros asignados al grupo de centrales de servicio local correspondiente a la poblacion en donde les presta el servicio.

En el uso de bandas de frecuencias del espectro radioelectrico para la prestacion del Servicio Local, el Concesionario respetara, en todo caso, los limites geograficos de las concesiones sobre bandas de frecuencias del espectro radioelectrico que utilice para prestar el servicio y utilizar la numeracion local que corresponda a cada grupo de centrales de servicio local de conformidad con las disposiciones contenidas en las Reglas del Servicio Local.

                      DIAGRAMA DE LA ARQUITECTURA DE LA RED

[GRAPHIC APPEARS HERE]

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3.      ESTANDARES Y TECNOLOGIAS. Los equipos, facilidades, estandares y protocolos que seran utilizados para la transmision, sincronizacion, senalizacion, enlaces digitales de microondas y conmutacion del trafico de servicio local seran los siguientes.

3.1. Transmision. La red fisica de transmision propia utilizara: (i) en la parte de transporte principal, la infraestructura metropolitana de fibra optica y enlaces digitales de microondas y (ii) en la parte de transporte secundario (acceso), acometidas de fibra optica, enlaces digitales de microondas punto a punto, punto a multipunto, accesos inalambricos y cableado de cobre.

3.2. Equipos en los Puntos de Presencia. Se contara con los siguientes equipos y se podran adicionar otros que previamente hayan sido homologados por la Comision:

..   Equipo de conexion cruzada con capacidad de E0 a E1
..   Equipo de conexion cruzada con capacidad de E1 a STM-1
..   Multiplexor electrico y optico de E1 a STM-4
..   Multiplexor electrico y optico de STM-16 a STM-1
..   Equipo de DWDM
..   Conector cruzado-multiplexor electrico/optico de E1 a STM-16
..   Equipo para acceso a clientes en redes metropolitanas

3.3.    Capacidad de los anillos metropolitanos de fibra optica:

    .   Mexico: STM-16,
    .   Monterrey: STM-16
    .   Guadalajara: STM-4.

3.4.    Equipamiento de los anillos metropolitanos de fibra optica

--------------------------------------------------------------------------------
Equipo:                     Alcatel*
--------------------------------------------------------------------------------
Tecnologia:                 SDH de fibra monomodo de 1330 nm
--------------------------------------------------------------------------------
Proteccion:                 Anillo SNCP
--------------------------------------------------------------------------------
Capacidad de Add/Drop:      En todos los nodos
--------------------------------------------------------------------------------
Sistema de gestion remota:  Desde el Centro de Monitoreo de la Red en Monterrey,
                            N.L.
--------------------------------------------------------------------------------

* El Concesionario podra emplear cualquier otro equipo previamente homologado.

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3.5.    Sincronizacion. De acuerdo con las disposiciones establecidas en el Plan
Tecnico Fundamental de Senalizacion, las redes publicas de telecomunicaciones estaran interconectadas preferentemente a nivel de E1 en modo plesiocrono, a traves de relojes de estrato 1. El Concesionario apoya y soporta las recomendaciones G.703, G.822 y G.823 de la UIT en los puntos de interconexion, asi como la recomendacion G.812 de la UIT en los relojes de las centrales de interconexion para evitar perdida de referencia del reloj de estrato 1. La sincronizacion entre la red del Concesionario y otras redes publicas estara definida por la recomendacion Q.541 de la UIT.

3.6. Senalizacion. En tanto la Secretaria no determine otras arquitecturas de interconexion, el Concesionario debera interconectarse con otras redes publicas de telecomunicaciones en dos pares de STP (Punto de Transferencia de Senalizacion) utilizando el modo de senalizacion cuasi-asociado. La interconexion podra emplear sistemas de senalizacion existentes en la Red.

..   ISUP-MX, NOM-112 para la interconexion con Telmex y otros operadores.
..   Por excepcion, R2 para la interconexion con centrales que no soportan
    ISUP-MX, NOM112.
..   R2 modificado para la interconexion entre conmutadores PABX y la Red.
..   ETSI-INAP para la senalizacion intema con los SCPs.
..   ISDN Q.931 para los accesos de clientes que deseen servicios de voz y datos en una misma troncal.

No obstante lo anterior, el Concesionario debera observar en todo momento, los planes tecnicos fundamentales necesarios para la eficiente interconexion e interoperabilidad entre redes publicas de telecomunicaciones, los planes tecnicos fundamentales elaborados y administrados por la Comision, asi como las normas oficiales mexicanas que resulten aplicables.

3.7. Conmutacion. Las principales funciones de las centrales del Concesionario son:

..   Conmutacion de llamadas.
..   Control de llamadas.
..   Funcionalidades de abonado.
..   Logica de enrutamiento.
..   Interfaz de senalizacion.
..   Control de trafico.
..   Control de fraude.
..   Funciones de operacion, administracion y mantenimiento.

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El dimensionamiento de la capacidad de la Central y el numero de Centrales requeridas estara basado en los siguientes criterios:

..   Estimados de mercado con respecto al numero de abonados.
..   Grado de servicio "GOS" entre la Central y la red publica.
..   Trafico promedio por abonado.
..   Mezcla de tipos de llamadas.
..   Tiempo de duracion en la recepcion de la llamada.
..   Tiempo de duracion en el envio de la llamada.

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